EXHIBIT 24
POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ William C. Cunningham
William C. Cunningham
Dated: July 3, 2003

POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ George T. Haymaker, Jr.
George T. Haymaker, Jr.
Dated: April 7, 2004

POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley, Steven Esau and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ Cynthia L. Feldmann
Cynthia L. Feldmann
Dated: September 17, 2006

POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ Mohsen Sohi
Mohsen Sohi
Dated: June 4, 2004

POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ Henry D.G. Wallace
Henry D.G. Wallace
Dated: April 7, 2004

POWER OF ATTORNEY
          The person whose signature appears below hereby appoints Patrick C. Cauley and any Assistant Secretary of Hayes Lemmerz International, Inc. (The “Company”), and each of them as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by the Company with the United States Securities Exchange Commission (the “SEC”), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company’s equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the 1934 Act.

/s/ Richard F. Wallman
Richard F. Wallman
Dated: April 7, 2004